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                                                                    EXHIBIT 10.1

                                 ePresence, Inc.
                            1992 STOCK INCENTIVE PLAN

                  DIRECTOR NON-STATUTORY STOCK OPTION AGREEMENT
                  ---------------------------------------------

         1. Grant of Option. ePresence, Inc., a Massachusetts corporation (the
            ---------------
"Company"), hereby grants to ((name)) (the "Optionee") an option, pursuant to the Company's 1992 Stock Incentive Plan (the "Plan"), to purchase an aggregate of ((no)) shares of Common Stock ("Common Stock") of the Company at a price of $((dollar)) per share, purchasable as set forth in and subject to the terms and conditions of this option and the Plan. The date of grant of this option is ((date)). Except where the context otherwise requires, the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424 (e) and 424 (f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (The "Code").

         2. Non-Statutory Stock Option. This option is not intended to qualify
            --------------------------
as an incentive stock option within the meaning of Section 422 of the Code.

         3. Exercise of Option and Provisions for Termination.
            -------------------------------------------------

         a. Vesting Schedule. This option may be exercised prior to the tenth
            ----------------
anniversary of the date of grant (hereinafterthe "Expiration Date") as to the percentages of the total number of shares covered hereby on and after the dates respectively set forth in the table below.

                  Exerciseable Dates                Percentage of Total Shares
                  ------------------                --------------------------

                       1/25/03                                  25%

                       1/25/04                                  25%

                       1/25/05                                  25%

                       1/25/06                                  25%

         b. Change in Control. Upon the occurrence of a Change in Control (as
            -----------------
defined below) this option shall become vested and exerciseable as to 100% of the number of shares covered hereby that would not otherwise then be vested and exerciseable. A "Change in Control" shall occur or be deemed to have occurred only if any of the following events occur:


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                      (i)   Any "person," as such term is used in Sections 13(d)
         and 14(d) of the Securities Exchange Act of 1934, as amended, the ("Exchange Act"), (other than the Company, and trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock in the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing a majority or more of the combined voting power of the Company's then outstanding securities;

                      (ii) Individuals who, as of the date hereof, constitute the Board of Directors (as of the date hereof, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company) shall be, for purposes herein, considered as though such person were a member of the Incumbent Board;

                      (iii) The stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (as herein above defined), other than a person holding more than 50% of the combined voting power of the Company's then outstanding securities immediately prior to such recapitalization, acquires more than 50% of the combined voting power of the Companies then outstanding securites; and

                      (iv) The stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets or the Company is dissolved and its assets distributed in a judicial proceeding.

         The right of exercise shall be cumulative so that if the option is not exercised to the maximum extent permissible during any exercise period, it shall be exercisable, in whole or in part, with respect to all shares not so purchased at any time prior to the Expiration Date or the earlier termination of this option. This option may not be exercised at any time on or after the Expiration Date.

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                c.  Exercise Procedure; Payment of Purchase Price. Subject to
                    ----------------------------------------------
the conditions set forth in this Agreement, this option may only be exercised by the Optionee's delivery or written notice of exercise to the Treasurer of the Company at its principal office specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by (i) payment in cash of the full consideration for the shares as to which it is exercised, or
(ii) an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price. Such exercise shall be effective upon receipt by the Treasurer of the Company of such written notice together with the required payment, undertaking or instructions. The Optionee may purchase fewer than the total number of shares covered hereby, provided that no partial exercise of this option nay be for any fractional share or for fewer than ten whole shares.

                d.  Continuous Relationship with the Company Required. Except as
                    --------------------------------------------------
otherwise provided in this Section 3, this option may not be exercised unless the Optionee, at the time he or she exercises this option, is, and has been at all times since the date of grant of this option, a director of the Company.

                e.  Termination of Relationship with the Company. If the
                    ---------------------------------------------
Optionee ceases to be a director of the Company for any reason, then the right to exercise this option shall terminate one year after such cessation (but in no event on or after the Expiration Date), provided that this option shall be exercisable only to the extent that the Optionee was entitled to exercise this option on the date of such cessation.

                f.  Exercise Period Upon Death or Disability. If the Optionee
                    -----------------------------------------
dies or becomes disabled (within the meaning of Section 22 (e) (3) of the Code or any successor provision thereto) while he is a director, this option shall be exercisable within the period of one year following the date of death or disability of the Optionee (but in no event on or after the Expiration Date) by the Optionee or by the person to whom this option is transferred by will, by the laws of descent and distribution, or by written notice filed pursuant to Section 3 (g) of this Agreement, provided that this option shall be exercisable only to the extent that this option was exercisable by the Optionee on the date of his or her death or disability. Except as otherwise indicated by the context, the term "Optionee", as used in this option, shall be deemed to include the estate of the Optionee or any person who acquires the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Optionee.

                g.  Designation of Beneficiary. The Optionee, by written notice
                    ---------------------------
to the Company, may designate one or more persons (and from time to time change such designation) including his legal representative, who, by reason or the director's death, shall acquire the right to exercise all or a portion of this option in accordance with the provisions of Section 3(f) of this Agreement.

         4.     Delivery of Shares; Compliance with Securities Laws, etc.
                ---------------------------------------------------------

                a.  General.  The Company shall, upon payment of the option
                    -------
price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee,

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provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

          b.   Listing, Qualification, etc. This option shall be subject to the
               ----------------------------
requirements that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, this option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for, effect or obtain such listing, registration, qualification or disclosure, or to satisfy such other condition.

     5.   Non transferability of Option. Except as provided in Sections 3(f) and
          -----------------------------
3(g) of this Agreement, this option is personal and no rights or benefits granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights or benefits be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Company, become null and void.

     6.   No Right to Continue as a Director. Nothing contained in the Plan or
          ----------------------------------
this Option shall be construed or deemed by any person under any circumstances to bind the Company to continue the relationship of the Optionee with the Company for the period within which this option may be exercised.

     7.   Rights as a Shareholder. The Optionee shall have no rights as a
          -----------------------
shareholder with respect to any shares which may be purchased by exercise of this option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights (except as provided in Section 8 herein) for which the record date is prior to the date such stock certificate is issued.

     8.   Adjustment Provisions. In the event that the Board, in its sole
          ---------------------
discretion, determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Board shall equitably adjust either or both (i) the number and kind of shares subject to this option, and (ii) the award, exercise or conversion price with respect to the foregoing, and if considered appropriate, the Board may make provision for a cash payment with respect to this option, provided that the number of shares subject to this option shall always be a whole number.

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     9.   Withholding Taxes. The Company's obligation to deliver shares upon the
          -----------------
exercise of this option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

     10.  Miscellaneous.
          -------------

     (a) Except as provided herein, this option may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

     (b) All notices under this option shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

     (c) This option shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

                         ePresence, Inc.




                         By:
                             ---------------------------------------------------
                                  Richard M. Spaulding

                         Title:   Sr. Vice President & Chief Financial Officer

                         Address: 120 Flanders Road
                                  Westboro, Massachusetts  01581

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                              OPTIONEE'S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1992 Stock Incentive Plan.

                                   OPTIONEE

                                   ___________________________________


                                   Address:  _________________________

                                             _________________________

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